EARNINGS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2013
EARNINGS PER SHARE
Schedule of basic and diluted earnings per share

	For the Six Months Ended June 30,
	2012	2013
Net loss attributed to holder of ordinary shares	$(74,996)	$(60,065)
Net loss adjusted for dilutive securities	(74,996)	(60,065)
Weighted-average number of common shares outstanding—basic and diluted	172,613,664	172,825,384
Basic loss per share	$(0.43)	$(0.35)
Diluted loss per share	$(0.43)	$(0.35)